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                       NOTICE OF GUARANTEED DELIVERY FOR
                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                                  RENEX CORP.
                                       TO

                              RC ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF

                      NATIONAL NEPHROLOGY ASSOCIATES, INC.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if certificates evidencing shares of Common Stock, par value $.001 per share, including the associated preferred stock purchase rights (the "Shares"), of Renex Corp., a Florida corporation (the "Company"), are not immediately available, or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase, dated December 30, 1999 (the "Offer to Purchase")). Such form may be delivered by hand, facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                           CONTINENTAL STOCK TRANSFER
                                & TRUST COMPANY

                             Facsimile Copy Number:
                                 (212) 616-7610

                             Confirm by Telephone:
                            (212) 509-4000 EXT. 535

                             For Information Call:
                            (212) 509-4000 EXT. 535

     By First Class Mail, By Express Mail or Overnight Courier, or By Hand
                           Continental Stock Transfer
                                & Trust Company
                               2 Broadway Avenue
                               New York, NY 10004

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to RC Acquisition Corp., a Florida corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together, as the same may be amended as supplemented from time to time, constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase.

Number of Shares:
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Certificate Nos. (If Available):

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[] Check box if Shares will be delivered by book-entry transfer:

Account Number:
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Dated:
      ------------------------, 1999

                                   SIGN HERE
Name(s) of Holders(s):

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                                 (Signature(s))

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                                (Print Name(s))

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                              (Print Address(es))

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                      (Area Code and Telephone Number(s))

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             (Taxpayer Identification or Social Security Number(s))

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), (a) represents that the above named person(s) own(s) the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) represents that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other required documents, within three Nasdaq National Market trading days after the date hereof.

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                                 (Name of Firm)

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                             (Authorized Signature)

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                                   (Address)

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                                   (Address)

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                                    (Title)

Name: --------------------------------------------------------------------------
                             (Please Type or Print)

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                         (Area Code and Telephone No.)

Dated: ------------, 1999

NOTE: DO NOT SEND STOCK CERTIFICATES WITH THIS NOTICE. STOCK CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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